SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2015
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS
18.	SUbsequent events

On February 2nd, 2016, a fire resulted in the temporary closure of the Company’s owned manufacturing facility in Nanjing. Management is implementing a recovery plan that will include temporarily shifting certain production to other facilities. The Company maintains insurance for damage to this facility. As of the day of filing the 20F, insurance indemnity has already been granted by the insurance company. The direct damage resulted from the fire accident is expected to be as much as RMB 42.0 million excluding the insurance compensation of RMB 89.0 million. The insurance compensation will be used to 1) repay the loan of RMB 37.0 million provided by China Development Bank who has right to receive the compensation for the damaged equipment used as pledge by the Company for the loan; 2) repair the damaged equipment with amount of RMB 17.2 million; and 3) strengthen the Company’s working capital. The company has no timetable for the recovery of the lost production capacity caused by the fire accident at this moment.

Due to CSUN failure to regain compliance with the NASDAQ Listing Rules related to the maintenance of minimum market value of publicly held shares of US$15,000,000 within a compliance period of 180 calendar days, it's securities were removed from listing and registration on the Nasdaq Stock Market on March 17, 2016.